UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	September 3, 2004

THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12609	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)

(414) 905-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.    Costs Associated with Exit or Disposal Activities.

        As a result of the sale of substantially all of the assets of our limited-service lodging division, the Company expects to incur severance related expenses of approximately $2.0 million due to a reduction in personnel.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro Forma Financial Information. Unaudited pro forma consolidated financial statements of The Marcus Corporation giving effect to the sale of substantially all of the assets of its limited-service lodging division are attached as Exhibit 99.2.

(c)	Exhibits. The following exhibits are being filed herewith:

(2.1)	Asset Purchase Agreement, dated as of July 14, 2004, by and between La Quinta Corporation and certain subsidiaries of The Marcus Corporation [incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 27, 2004].

(2.2)	First Amendment to Asset Purchase Agreement, dated as of September 3, 2004, by and between La Quinta Corporation and certain subsidiaries of The Marcus Corporation.

(99.1)	Press Release of The Marcus Corporation, dated as of September 3, 2004, regarding the completion of the sale of the limited-service lodging division to La Quinta Corporation [incorporated by reference to Exhibit 99.1 to the Form 8-K filed on September 3, 2004].

(99.2)	Unaudited pro forma consolidated financial statements of The Marcus Corporation giving effect to the sale of substantially all of the assets of its limited-service lodging division.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: September 10, 2004	By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer

THE MARCUS CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.1)	Asset Purchase Agreement, dated as of July 14, 2004, by and between La Quinta Corporation and certain subsidiaries of The Marcus Corporation [incorporated by reference to Exhibit 2.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended May 27, 2004].

(2.2)	First Amendment to Asset Purchase Agreement, dated as of September 3, 2004, by and between La Quinta Corporation and certain subsidiaries of The Marcus Corporation.

(99.1)	Press Release of The Marcus Corporation, dated as of September 3, 2004, regarding the completion of the sale of the limited-service lodging division to La Quinta Corporation [incorporated by reference to Exhibit 99.1 to the Form 8-K filed on September 3, 2004].

(99.2)	Unaudited pro forma consolidated financial statements of The Marcus Corporation giving effect to the sale of substantially all of the assets of its limited-service lodging division.